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                                                                    EXHIBIT 24.2


                                POWER OF ATTORNEY

     Each of the undersigned directors and each of the undersigned officers of McKesson HBOC, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Ivan D. Meyerson and Kristina Veaco as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution (acting alone and without the other), for him or her and in his or her name, place and stead in any and all capacities, to execute and deliver in his or her name and on his or her behalf any and all post-effective amendments to the Registration Statement on Form S-3 (Registration No. 333-66359) under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the deregistration of common stock of the Corporation registered thereunder (the "Common Stock"), and to file the same with all exhibits thereto and any other documents in connection therewith and any and all other certificates, letters, reports, statements, applications and any other documents and instruments in connection with the deregistration of the Common Stock which such attorney-in-fact and agent deems necessary, advisable or appropriate to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Securities and Exchange Commission in respect of any thereof; (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America; and (iii) the securities or similar applicable laws of any foreign jurisdiction, and each of the undersigned hereby grants unto such attorney-in-fact and agent or his substitute or substitutes, each and every act and thing requisite and necessary to be done in and about the premises as fully as to all intents and purposes as he or she might or could do in person, and does hereby ratify and confirm as his or her own acts and deeds all that such attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof. Such attorney-in-fact and agent shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 27th day of April, 1999.

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
              /s/ Charles W. McCall                                                /s/ Alfred C. Eckert III
-------------------------------------------------                    -------------------------------------------------
                  Charles W. McCall                                                    Alfred C. Eckert III


              /s/ Tully M. Friedman                                                 /s/ James V. Napier
-------------------------------------------------                    -------------------------------------------------
                  Tully M. Friedman                                                     James V. Napier


              /s/ Alton F. Irby III                                                 /s/ David S. Pottruck
-------------------------------------------------                    -------------------------------------------------
                  Alton F. Irby III                                                     David S. Pottruck


              /s/ M. Christine Jacobs                                               /s/ Carl E. Reichardt
-------------------------------------------------                    -------------------------------------------------
                  M. Christine Jacobs                                                   Carl E. Reichardt


              /s/ Gerald E. Mayo
-------------------------------------------------
                  Gerald E. Mayo

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